Exhibit 10.20
                                 -------------


                          COMMERCIAL SECURITY AGREEMENT

Principal: $2,000,000.00
Loan Date: 08-07-2002
Maturity:  09-01-2003
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

Grantor:  CATEGORY 5 TECHNOLOGIES, INC.
          EPENZIO, INC.
          2795 COTTONWOOD PARKWAY, STE 450
          SALT LAKE CITY, UT 84121

================================================================================

THIS COMMERICAL SECURITY AGREEMENT dated August 7, 2002, is made and executed among CATEGORY 5 TECHNOLOGIES, INC.; and EPENZIO, INC. ("Grantor"); CATEGORY 5 TECHNOLOGIES, INC. ("Borrower"); and ZIONS FIRST NATIONAL BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

         ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES AND ALL CONTRACT RECEIVABLE SERVICE BY DUVERA BILLING SERVICES, LLC., AND OWNED BY EPENZIO, INC. AND CATEGORY 5 TECHNOLOGIES, INC.; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING, ALL RECORDS OF ANY KIND RELATING THERETO.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

              (A) All accessions, attachments, accessories, replacements of any additions to any of the collateral described herein, whether added now or later.

              (B) All products and produce of any of the property described in this Collateral section.

              (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

              (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

              (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secured all obligations, debts and liabilities, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIVES AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender;
(B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor; (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorized Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                   (Continued)                              Page 2
================================================================================


GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above for such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of any Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                    (Continued)                             Page 3
================================================================================

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name and address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, and maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Borrower's or any Grantor's ability to repay the indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                    (Continued)                             Page 4
================================================================================

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to guarantor, endorser, surety or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and not event of default will have occurred) if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen
(15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Utah Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of possession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. Grantor hereby waives any requirement that the receiver be impartial and disinterested as to all of the parties and agrees that employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the
Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                   (Continued)                              Page 5
================================================================================

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration Disclosures.

         1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.
         2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.
         3.   DISCOVERY IN ARBITRATION ISMORE LIMITED THAN DISCOVERY IN COURT.
         4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR SEEK MODIFICATION OF ARBITRATORS' RULINGS IS VERY LIMITED.
         5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.
         6. ARBITRATION WILL APPLY TO ALL DISPUTES BETWEEN THE PARTIES, NO JUST THOSE CONCERNING THE AGREEMENT.
         7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

         (a) Any claim or controversy ("Dispute") between or among the parties and their employees, agents, affiliates, and assigns, including, but not limited to, Disputes arising out of or relating to this agreement, this arbitration provision ("arbitration clause"), or any related agreements or instruments relating hereto or delivered in connection herewith ("Related Agreements"), and including, but not limited to, a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration of this agreement or Related Agreements. The provisions of this arbitration clause shall supersede any prior arbitration agreement between or among the parties.

         (b) The arbitration proceedings shall be conducted in a city mutually agreed by the parties. Absent such an agreement, arbitration will be conducted in Salt Lake City, Utah or such other place as may be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within 150 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this agreement, this arbitration clause, or Related Agreements, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense, is barred by a limitations period and, if so, to summarily enter an award dismissing any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim arising out of the same transaction involving another party to that transaction that is bound by an arbitration clause with Lender, such as borrowers, guarantors, sureties, and owners of collateral; and (2) consolidate or administer multiple arbitration claims or controversies as a class action in accordance with Rule 23 of the Federal Rules of Civil Procedure.

         (c) The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees. The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

         (d)  Judgment  upon an  arbitration  award may be  entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made with that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

         (e) No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but not limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or after initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator. If any party desires to arbitrate a Dispute asserted against such party in a complaint, counterclaim, cross-claim, or third-party complaint thereto, or in an answer or other reply to any such pleading, such party must make an appropriate motion to the trial court seeking to compel arbitration, which motion must be filed with the court within 45 days of service of the pleading, or amendment thereto, setting forth such Dispute. If arbitration is compelled after commencement of litigation of a Dispute, the party obtaining an order compelling arbitration shall commence arbitration and pay the Administrator's filing fees and costs within 45 days of entry of such order. Failure to do so shall constitute an agreement to proceed with litigation and waiver of the right to arbitrate. In any arbitration commenced by a consumer regarding a consumer Dispute, Lender shall pay one half of the Administrator's filing fee, up to $250.

         (f) Notwithstanding the applicability of any other law to this agreement, the arbitration clause, or Related Agreements between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration clause. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                   (Continued)                              Page 6
================================================================================

Lender's reasonable attorney's fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcements. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not Lender's salaried employee and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purpose only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Utah. This Agreement has been accepted by Lender in the State of Utah.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, State of Utah.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent nay be granted or withheld in the sole discretion of Lender.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement or required by law shall be given in writing, and shall be effective when actually delivered in accordance with the law or with this Agreement, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided by applicable law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing
Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this commercial Security Agreement, as this Commercial Security Agreement may be amended or modified form time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means CATEGORY 5 TECHNOLOGIES, INC., and all other person and entities signing the Not in whatever capacity.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws rules, or regulations adopted pursuant thereto.

                          COMMERCIAL SECURITY AGREEMENT
Loan No:  9001                      (Continued)                           Page 7
================================================================================

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means CATEGORY 5 TECHNOLOGIES, INC.; and EPENZIO, INC..

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitations, petroleum and petroleum by-products or any fraction thereof any asbestos.

Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

Note. The word "Note" means the Note executed by CATEGORY 5 TECHNOLOGIES, INC. in the principal amount of $2,000,000.00 dated August 7, 2002, together with all renewals of extensions of, modifications of, refinancing of, consolidations of, and substitutions for not or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related  Documents.  The words "Related  Documents" means all promissory  notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with eh Indebtedness.

BORROWER AND GRANTOR HAVE REAND AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMNT AND AGREE TO ITS TERMS. THIS AGREEMNT IS DATED AUGUST 7, 2002.

GRANTOR:


CATEGORY 5 TECHNOLOGIES, INC.


BY:    /s/
   -------------------------------------
      PAUL S ANDERSON, CEO OF CATEGORY 5
      TECHOLOGIES, INC.


EPENZIO, INC.


BY:    /s/
   -------------------------------------
      BRAD V CRAWFORD, CEO OF EPENZIO, INC.

BORROWER

CATEGORY 5 TECHNOLOGIES, INC.

BY:    /s/
   -------------------------------------
      PAUL S ANDERSON, CEO OF CATEGORY 5
      TECHNOLOGIES, INC.

                               LANDLORD'S CONSENT

Principal:
Loan Date: 08-07-2002
Maturity:  09-01-2003
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

================================================================================

This landlord's consent is entered into and among Cateogry 5 Technologies, Inc. ("Borrower"), whose address is 2795 Cottonwood Parkway, Suite 450, Salt Lake City, YT 84121; Zions First National Bank ("Lender"), whose address is Salt Lake Commercial Banking Division, 10 East South Temple, Suite 200, Salt Lake City, UT 84133; and Cottonwood Realty Service ("Landlord"), whose address is 2855 East Cottonwood Parkway, #560, Salt Lake City, UT 84121. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

COLLATERAL DESCRIPTION. The word "Collateral" means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property;

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES AND ALL CONTRACT RECEIVABLES SERVICE BY DUVERA BILLING SERVICES, LLC., AND OWNED BY EPENZIO, INC. AND CATEGORY 5 TECHNOLGIES, INC.; WHETHER ANY OF THE FOREGOING IS OWNDED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING, ALL RECORDS OF ANY KIND RELATING THERETO.

BORROWERS ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's rights in the Lease, as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lender's prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. If Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. If Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to the Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is not breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the Period during which Lender is in possession of the Premises, or so long as lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the Purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness.

AMENDMENTS. This agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party of parties sought to be charged or bound by the alteration or amendment.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Landlord, shall constitute a waiver of any of Lender's rights or of any of Landlord's obligations as to any future transactions.

                                LANDLORD'S CONSENT
Loan No: 9001                     (Continued)                             Page 2
================================================================================

Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in al cases such consent may be granted or withheld in the sole discretion of the Lender.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent ma be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

Borrower. The word "Borrower" means Category 5 Technologies, Inc., and all other persons and entities signing the Note in whatever capacity.

Collateral. The "Collateral" means all of Borrower's right, title and interest in and to all Collateral as described in the Collateral Description section of this Agreement.

Landlord. The word "Landlord" means COTTONWOOD REALTY SERVICES, and is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

Lease. The word "Lease" means that certain lease of the Premises, dated _________________, between Landlord and Borrower.

Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced.

Premises. The word "Premises" means the real property.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 7, 2002.


BORROWER:


CATEGORY 6 TECHNOLOGIES, INC.


By:  /s/ Paul S. Anderson
   ----------------------------------------------
    PAUL S. ANDERSON, CEO OF CATEGORY 5
    TECHNOLOGIES, INC.


LANDLORD:                                                     LENDER:


COTTONWOOD REALTY SERVICE                              ZIONS FIRST NATIONAL BANK

By:                                                    X
   ------------------------                            -------------------------
   Authorized signer for                               Authorized Officer
   COTTONWOOD REALTY SERVICE

By:
   ------------------------
   Authorized signer for
   COTTONWOOD REALTY SERVICE

                        AGREEMENT TO PROVIDE INSURANCE


Principal: $2,000,000.00
Loan Date: 08-07-2002
Maturity:  09-01-2003
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

Grantor:  CATEGORY 5 TECHNOLOGIES, INC.
          EPENZIO, INC.
          2795 COTTONWOOD PARKWAY, STE 450
          SALT LAKE CITY, UT 84121

================================================================================

INSURANCE REQUIREMENTS. Grantor, CATEGORY 5 TECHNOLOGIES, INC.; and EPENZIO, INC. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to CATEGORY 5 TECHNOLOGIES, INC. ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:    ALL   INVENTORY,   CHATTEL  PAPER,   ACCOUNTS,   GENERAL
                        INTANGIBLES  AND ALL  CONTRACT  RECEIVABLES  SERVICE  BY
                        DUVERA  BILLING  SERVICES,  LLC.,  AND OWNED BY EPENZIO,
                        INC. AND CATEGORY 5 TECHNOLOGIES,  INC.:  WHETHER ANY OF
                        THE  FOREGOING  IS  OWNED  NOW OR  ACQUIRED  LATER;  ALL
                        ACCESSIONS,  ADDITIONS,  REPLACEMENTS AND  SUBSTITUTIONS
                        RELATING  TO ANY OF THE  FOREGOING.  ALL  RECORDS OF ANY
                        KIND RELATING THERETO.
                        Type: All risks, including fire, theft and liability.
                        Amount: Full Insurable Value.
                        Basis: Replacement value.
                        Endorsments: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
                        Deductibles: $500.00.
                        Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

         ZIONS FIRST NATIONAL BANK
         Loan Servicing Group UT RDWG 0187
         2460 South 3270 West
         West Valley City.  UT 84119

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of August 7, 2002, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantors expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATKON AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

                         AGREEMENT TO PROVIDE INSURANCE
Loan No: 9001                      (Continued)                            Page 2
================================================================================

      GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 7, 2002.


GRANTOR:

CATEGORY 5 TECHNOLOGIES, INC.

By:
   ----------------------------------
   PAUL S ANDERSON, CEO of CATEGORY 5
   TECHNOLOGIES, INC.


EPENZIO, INC.

By:
   ----------------------------------
   BRAD V. CRAWFORD, CEO OF EPENZIO, INC.



                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

 DATE:                                          PHONE:
     ---------------------------------                -------------------

AGENT'S NAME:
             -------------------------
AGENCY:
       -------------------------------

INSURANCE COMPANY:
                  --------------------
POLICY NUMBER:
             -------------------------
EFFECTIVE DATES:
             -------------------------------------------------------------------
--------------------------------------------------------------------------------


COMMENTS:
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------

                        NOTICE OF INSURANCE REQUIREMENTS


Principal:
Loan Date: 08-07-2002
Maturity:
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

Grantor:  CATEGORY 5 TECHNOLOGIES, INC.
          EPENZIO, INC.
          2795 COTTONWOOD PARKWAY, STE 450
          SALT LAKE CITY, UT 84121

================================================================================


TO:             ATTN: Insurance Agent                       DATE: August 7, 2002





RE: Policy Number(s):

Insurance Companies/Company:

Dear Insurance Agent:

CATEGORY 5 TECHNOLOGIES, INC. ("Borrower"), is obtaining a loan from ZIONS FIRST NATIONAL BANK. Please send appropriate evidence of insurance to ZIONS FIRST
NATKONAL BANK, together wrth the requested endorsements, on the following property, which Grantor, CATEGORY 5 TECHNOLOGIES, INC.; and EPENZIO, INC. ("Grantor"} is giving as security for the loan.

         Collateral:    ALL   INVENTORY,   CHATTEL  PAPER,   ACCOUNTS,   GENERAL
                        INTANGIBLES  AND ALL  CONTRACT  RECEIVABLES  SERVICE  BY
                        DUVERA  BILLING  SERVICES,  LLC.,  AND OWNED BY EPENZIO,
                        INC. AND CATEGORY 5 TECHNOLOGIES,  INC.:  WHETHER ANY OF
                        THE  FOREGOING  IS  OWNED  NOW OR  ACQUIRED  LATER;  ALL
                        ACCESSIONS,  ADDITIONS,  REPLACEMENTS AND  SUBSTITUTIONS
                        RELATING  TO ANY OF THE  FOREGOING.  ALL  RECORDS OF ANY
                        KIND RELATING THERETO.
                        Type: All risks, including fire, theft and liability.
                        Amount: Full Insurable Value.
                        Basis: Replacement value.
                        Endorsments: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
                        Deductibles: $500.00.
                        Latest Delivery Date: By the loan closing date.


GRANTOR:

CATEGORY 5 TECHNOLOGIES, INC.

By:
   ----------------------------------
   PAUL S ANDERSON, CEO of CATEGORY 5
   TECHNOLOGIES, INC.


EPENZIO, INC.

By:
   ----------------------------------
   BRAD V. CRAWFORD, CEO OF EPENZIO, INC.


RETURN TO:

                ZIONS FIRST NATIONAL BANK
                Loan Servicing Group UT RDWG 0187
                2480 South 3Z70 West
                West Valley City, UT 84119

                     DISBURSEMENT REQUEST AND AUTHORIZATION


Principal: $2,000,000.00
Loan Date: 08-07-2002
Maturity:  09-01-2003
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $2,000,000.00 due on September 1, 2003. The reference rate Prime Rate. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: J.P. Morgan Chase & Co., Wells Fargo Bank N.A., and Bank of America N.A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish the Prime Rate. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions First National Bank may make loans to any of its customers, either now or in the future, currently 4.750%) is added to the margin of 1.000%, resulting in an initial rate of 5.750. This is a secured renewal of the following described indebtedness: THIS IS A RENEWAL OF A PROMISSORY NOTE FROM BORROWER TO LENDER DATED SEPTEMBER 11, 2001 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

              [ ] Personal, Familyy, or Household Purposes or Personal investment.

              [X] Business (ncluding Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO PROVIDE SHORT TERM ACCOUNT RECEIVABLE WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,000,000.00 as follows:

                     Undisbursed Funds:                         $993,493.50

                     Other Disbursements:                       $998,241.50
                        $998,241.50 TO RENEW NOTE 9001

                     Other Charges Financed:                        $265.00
                        $40.00 UCC Recording and Post Search
                        $225.00 Documentation Fee

                     Tool Financed Prepaid Finance Charges:       $8,000.00
                        $8,000.00 RENEWAL FEE                 -------------

                     Note Principal:                          $2,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                     Prepaid Finance Charges Paid in Cash:            $0.00

                     Other Charges Paid in Cash:                  $5,739.79
                        $5,739.79 interest as of August 7, 2002 -----------

                     Total Charges Paid in Cash:                  $5,739.79

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND AND THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCAIL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 7, 2002.

BORROWER:

CATEGORY 5 TECHNOLOGIES, INC.

By:
   ----------------------------------
   PAUL S ANDERSON, CEO of CATEGORY 5
   TECHNOLOGIES, INC.

                            NOTICE OF FINAL AGREEMENT

Principal: $2,000,000.00
Loan Date: 08-07-2002
Maturity:  09-01-2003
Loan No.:  9001
Call/Coll: 2/7380
Account:   3147622
Officer:   54403
Initials:

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CATEGORY 5 TECHNOLOGIES, INC.              Lender: ZIONS FIRST NATIONAL BANK
          2795 COTTONWOOD PARKWAY, SUITE 450                 SALT LAKE COMMERCIAL BANKING DIVISION
          SALT LAKE CITY, UT 84121                           10 EAST SOUTH TEMPLE, SUITE 200
                                                             SALT LAKE CITY, UT 84133

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $2,000,000.00 due on September 1, 2003. The reference rate (Prime Rate. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: J.P. Morgan Chase & Co., Wells Fargo Bank, N.A., and Bank of American N.A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish the Prime Rate. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions First National Bank may make loans to any of its customers, either now or in the future., currently 4.750%) is added to the margin of 1.000%, resulting in an initial rate of 5.750. This is a secured renewal of the following described indebtedness: THIS IS A RENEWAL OF A PROMISSORY NOTE FROM BORROWER TO LENDER DATED SEPTEMBER 11, 2001 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                      LOAN DOCUMENTS

Corporate Resolution: EPENZIO, INC.                  Corporate Resolution: CATEGORY 5 TECHNOLOGIES, INC.
Business Loan Agreement (Asset Based)                Promissory Note
UT Commercial Security Agreement: ALL INVENTORY,     Release and Consent
CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES AND     NV Revised National UCC FS: ALL INVENTORY, CHATTEL
ALL CONTRACT RECEIVABLES SERVICE BY DUVERA           PAPER, ACCOUNTS, GENERAL INTANGIBLES AND ALL CON
BILLING SERVICES, LLC., AND OWNED BY EPENZIO, INC.   Agreement to Provide Insurance:  ALL INVENTORY, CHATTEL
AND CATEGORY 5 TECHNOLOGIES, INC.; WHETHER ANY OF    PAPER, ACCOUNTS, GENERAL INTANGIBLES AND ALL
THE FOREGOING IS OWNED NOW OR ACQURIED LATER;        CONTRACT RECEIVABLES SERVICE BY DUVERA BILLING
ALL ACCESSIONS, ADDITIONS, REPLACEMENTS AND          SERVICES, LLC., AND OWNED BY EPENZIO, INC. AND
SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING       CATEGORY 5 TECHNOLOGIES, INC.; WHETHER ANY OF THE
ALL RECORDS OF ANY KIND RELATING THEREOF.; OWNED     FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL
BY CATEGORY 5 TECHNOLOGIES, INC. AND EPENZIO, INC.   ACCESSIONS, ADDITIONS, REPLACEMENTS AND
Notice of Insurance Requirements:                    SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING, ALL
Disbursement Request and Authorization               RECORDS OF ANY KIND RELATING THERETO.; owned by
Notice of Final Agreement                            CATEGORY 5 TECHNOLOGIES, INC. and EPENZIO, INC.

Parties. The term "Parties" means ZIONS FIRST NATIONAL BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the loan, including without limitation the following:

         Borrower:         CATEGORY 5 TECHNOLOGIES, INC.
         Grantor(s):       CATEGORY 5 TECHNOLOGIES, INC.; and EPENZIO, INC.

--------------------------------------------------------------------------------

Each party who signs below, other than ZIONS FIRST NATIONAL BANK, acknowledges, represents, and warrants to ZIONS FIRST NATIONAL BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated August 7, 2002.


BORROWER:



CATEGORY 5 TECHNOLOGIES, INC.


By:   /s/
   --------------------------------
   PAUL S. ANDERSON, CEO of CATEGORY 5
   TECHNOLOGIES, INC.

                            NOTICE OF FINAL AGREEMENT
Loan No:  9001                   (Continued)                              Page 2
================================================================================


GRANTOR:


CATEGORY 5 TECHNOLOGIES, INC.


By:   /s/
   --------------------------------
   PAUL S. ANDERSON, CEO of CATEGORY 5
   TECHNOLOGIES, INC.




EPENZIO, INC.

By:   /s/
   --------------------------------
   BRAD V. CRAWFORD, CEO of EPENZIO, INC.



LENDER:


ZIONS FIRST NATIONAL BANK



X _______________________________________
    Authorized Signer